UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 22, 2020, Senseonics Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 4, 2020. Of the 247,706,493 shares of common stock, including the Company’s preferred stock on an as-converted to common stock basis, outstanding as of the record date, 207,608,619 shares, or 83.8%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Approval of the issuance of more than 20% of the Company’s outstanding common stock upon conversion of Senior Secured Convertible Notes (as defined in the Company’s proxy statement) issued in August 2020, as required by and in accordance with the NYSE American Rule 713. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Proposal No. 1	89,293,117	5,819,400	642,878

Broker Non-Votes: 111,853,224

Proposal No. 2: Approval of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 450,000,000 shares to 900,000,000 shares (the “Amendment”). The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Proposal No. 2	171,106,905	33,871,283	2,630,431

Following the approval of Proposal No. 2, on October 26, 2020, the Company filed the Amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2020	SENSEONICS HOLDINGS, INC.

	By:	/s/ Nick B. Tressler
	Name:	Nick B. Tressler
	Title:	Chief Financial Officer